English Translation

Exhibit 10.12

Translation of Technology Service Contract

between

Shengli Oil Field Branch of Sinopec

and

Pansoft (Jinan) Company Ltd.

(Contract for the Maintenance of Financial Information System)

Party A: Financial Assets Department, Shengli Oil Field Branch of Sinopec

Party B: Pansoft (Jinan) Company Ltd.

Signature date: May, 2008

Place of Signing: Dongying, Shandong Province

Effective Period: 01/01/2008 - 12/31/2008

Printed by PRC Ministry of Science & Technology

Filling Instructions

I.
This contract draft serves as an illustrative version of technology service contract made by PRC Ministry of Science & Technology and provided to Technology Contract Registration Authority so as to be recommended to people with needs for it.

II.	This contract is intended for situation in which one party solves particular technical problems for the other by way of its technology and knowledge owned. .

III.
When multiple persons are involved in either party, list under “entrusting party”, “entrusted party” (supplementary pages) as combined entrusting persons or entrusted persons according to their roles in the contracting relationship.

IV.	For any matters not covered by this contract, both parties may agree to include supplementary pages, taking as an inalienable part of the contract.

V.	With regard to clauses in this contract which are not applicable, a “None or NA” sign shall be filled to the clause which is not applicable to the specific contracting relationship or environment.

Technology Service Contract

Party A: Financial Assets Department, Shengli Oil Field Branch of Sinopec

Address: 258 Jinan Road, Dongying District, Dongying City, Shandong Province
Legal Representative:
Contact person: Zhang Bo
Communication:
Mailing Address:
Tel.: 0546-8771485   Fax: 0546-8554574
Email: gyczbo@slof.com

Party B: Pansoft (Jinan) Company Ltd.

Address: 3rd Floor, Qilu Software Garden Mansion, High-tech Development Zone, Jinan
Legal Representative: Wang Hu
Contact person: Feng Xuewei
Communication:
Mailing Address: 3rd Floor, Qilu Software Garden Mansion, High-tech Development Zone, Jinan
Tel.: 0531-88871159   Fax: 0531-88871161
Email: fxw@pansoft.com.cn

In compliance with PRC Contract Law and on basis of fully and truly consensus of both parties after adequate discussion and communication, this contract is hereby reached where party A retains Party B to provide technology services regarding financial information system for party A and pays Party B for the service rendered.

I Service Objective, Contents and Requirements

1. Service Objectives: Provide technical maintenance service and technical support regarding the following systems to ensure efficient functioning of the same so as to satisfy daily accounting and financial management needs:

- On line settlement of material/parts distribution and service providing system of Shengli Oil Field
- On line settlement of structure project system of Shengli Oil Field
- Online settlement system integrating with SAP R3 of Shengli Oil Field
- Comprehensive accounting platform of Shengli Oil Field Branch of Sinopec
- Centralized financial system integrating with OA of Shengli Oil Field Branch of Sinopec
- Centralized financial management system of Shengli Oil Field Branch of Sinopec
- Financial statement reporting system of Shengli Oil Field Branch of Sinopec

2. Service Range: Maintaining all of the financial information management system above on daily basis, solving any system operation problem once occurred, and ensuring daily normal system functioning. According to the actual business demands, with approval from Party A, upgrading current system functions if necessary, providing technical support and service directly to the accounting and financial departments at all levels. Providing guidance and suggestions to users in system operation and applications, answering questions from users and assisting Party A to process special business demands. Assisting Party A to conduct monthly, annual reporting and conclusion or initialization.

3. Service Standard: Ensuring steady operation of financial information system, upgrading system functions and solving any system operation problems per Party A’s request. Providing phone and network online service from 8:00 AM to 6:00 PM on daily basis from 6th through 25th every month. Providing phone and network online service from 8:00 AM to 10:00 PM on daily basis from 25th through 5th of next month every month. Providing necessary technical supports in special period based on Party A’s requirement and adjust service hours in timely manner.

II    Term, Place and Means

1. Service Place: Performed at premise of Shengli Oil Field Administration;
2. Service Term: Jan 1, through Dec 31, 2008.
3. Service Means: On site maintenance and support, meanwhile providing online service via phone and network.

III  Major Collaborative Matters

1. Party A provides all the materials or information in timely manner
- Business information for system maintenance and supporting needs

2. Party A provides necessary work condition:
- Office space and network access.

3. Party B accomplishes the maintenance job as per requirements from Party A
- Party B accomplishes the maintenance job as per requirements from Party A and satisfies the expected standard.

IV. Confidentiality

Before execution of this Contract and during the effective period, both parties shall keep the technologies and trade secret disclosed to each other confidential through the effective period of this Contract and the 15 years after it expires, and Party B shall:

1. keep confidential all “data” involved, and not disclose to any third party at any time in any fasion, including used for demonstration, publishing etc.

2. not use these “Data” for any purposes other than the matters in connection with this Contract.

3. not disclose these “Data” to any person save for the employees of Party B on a “need to know basis”, and the said employees shall sign non-disclosure agreement with Party B assuming confidentiality obligations no less than those stipulated in this Contract.

“Data” mentioned hereinbefore refer to all technical information, provided by Party A to Party B in oral, written, electronic or any other form during the term of this Contract, as well as technical information formed by or accessible to Party B during the term of this Contractôsuch as but not limited to database, research and development records, technical report, testing reports, testing data and technical files, etc.

V.  Breach of Contract Liabilities

1. Party A reserves the right to terminate this contract if Party B fails to accomplish the missions provided in Clause 2-3. Party B shall refund Party A all the payments if at its fault.

2. This contract shall be terminated if Party B violates Clause 4 and Party B shall be the party to bear all the direct or indirect financial consequence of disclosure.

3. This contract shall be terminated if Party A violates Clause 4 and Party A shall be the party to bear all the direct or indirect financial consequence of disclosure.

Clause VI. Acceptance Standard and Inspection Approach

Both parties agree to the following criteria and approaches for inspecting and accepting the technical services rendered by Party B.

1.	The method by which Party B renders the technical service: for the term of this Contract, maintaining the financial information management system and providing technical supports.
2.
the Acceptance Standard: During the term of this Contract, the financial information system functions steadily, meeting daily business processing requirements. Normal maintenance is completed within 8 business hours. Conduct upgrading and solutions for problems according to the plan subject to approval from Party A.

VII.  Fee and Payment

1.	Fee: RMB 240, 000.
2.	Payment: After inspection and acceptance, to be paid quarterly, RMB 60,000 each quarter.

VIII. Change of Contract Terms

Any modification or amendment on this contract shall be confirmed by both parties in written form. Notwithstanding the foregoing, under either of the following situations, one party is entitled to propose change on rights and obligations of the Contract, and the other party shall respond within 10 days; it shall be deemed accepted if no response during this period:

1. Party B does not perform the system maintenance and support as per requirements by Party A.

2. Party B’s employees do not have sufficient competence to perform the job assigned.

IX.  Point of Contact

Both parties confirm, within the valid period of this contract,
Party A designates Zhang Bo as the contact person of Party A’s project,
Party B designates Feng Xuewei as the contact person of Party B’s project.

Contact Persons shall take responsibilities as the followings:

1. Communications and coordination with Project Team members in terms of any problem occurred during the system maintenance and technical supports.

2. Monitor implementing progress and unfolding of working plan

When one party changes contact person of this project, the other party shall be notified in written form.

X.   Termination
The parties agree that the Contract can be terminated where the following situation occurs so as to make it impossible or unnecessary to execute this contract:

1. Force majeure

XI. Dispute

Both parties shall resolve disputes related to this contract or over the implementation of this contract through amicable discussion; if dispute can’t be settled, the dispute can be submitted to:

1.	Dongying Municipal Arbitration Committee for arbitration, or

2.	People’s Court of Dongying City for litigation process.

XII.  Miscellaneous:  None

XIII. This contract exists in four copies with equal power, two in each party’s hands.

XIV.  This contract takes effect the same day after authorized representatives from both parties have signed and sealed it

Party A: Shengli Oil Field Management Bureau

Shanghai Branch of PCITC

(Financial Assets Department of Shengli Oil Field Branch of Sinopec)

Signature (seal): Hou Zeng Zhou

Signature date:

Party B Pansoft (Jinan) Company Ltd

Signature (seal): Wang Hu

Signature date: